EXHIBIT 24.1

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints James B. Connor, Mark A. Denien, and Ann C. Dee, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the combined annual report on Form 10-K of Duke Realty Corporation and Duke Realty Limited Partnership for the year ended December 31, 2021, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitute or substitutes may do or cause to be done by virtue hereof.

Dated: February 18, 2022

/s/ John P. Case
John P. Case

EXHIBIT 24.1

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints James B. Connor, Mark A. Denien, and Ann C. Dee, and each of them, her attorneys-in-fact and agents, with full power of substitution and resubstitution for her in any and all capacities, to sign the combined annual report on Form 10-K of Duke Realty Corporation and Duke Realty Limited Partnership for the year ended December 31, 2021, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitute or substitutes may do or cause to be done by virtue hereof.

Dated: February 18, 2022

/s/ Kelly T. Killingsworth
Kelly T. Killingsworth

EXHIBIT 24.1

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints James B. Connor, Mark A. Denien, and Ann C. Dee, and each of them, her attorneys-in-fact and agents, with full power of substitution and resubstitution for her in any and all capacities, to sign the combined annual report on Form 10-K of Duke Realty Corporation and Duke Realty Limited Partnership for the year ended December 31, 2021, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitute or substitutes may do or cause to be done by virtue hereof.

Dated: February 18, 2022

/s/ Tamara D. Fischer
Tamara D. Fischer

EXHIBIT 24.1

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints James B. Connor, Mark A. Denien, and Ann C. Dee, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the combined annual report on Form 10-K of Duke Realty Corporation and Duke Realty Limited Partnership for the year ended December 31, 2021, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitute or substitutes may do or cause to be done by virtue hereof.

Dated: February 18, 2022

/s/ Norman K. Jenkins
Norman K. Jenkins

EXHIBIT 24.1

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints James B. Connor, Mark A. Denien, and Ann C. Dee, and each of them, her attorneys-in-fact and agents, with full power of substitution and resubstitution for her in any and all capacities, to sign the combined annual report on Form 10-K of Duke Realty Corporation and Duke Realty Limited Partnership for the year ended December 31, 2021, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitute or substitutes may do or cause to be done by virtue hereof.

Dated: February 18, 2022

/s / Melanie R. Sabelhaus
Melanie R. Sabelhaus

EXHIBIT 24.1

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints James B. Connor, Mark A. Denien, and Ann C. Dee, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the combined annual report on Form 10-K of Duke Realty Corporation and Duke Realty Limited Partnership for the year ended December 31, 2021, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitute or substitutes may do or cause to be done by virtue hereof.

Dated: February 18, 2022

/s/ Peter M. Scott III
Peter M. Scott III

EXHIBIT 24.1

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints James B. Connor, Mark A. Denien, and Ann C. Dee, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the combined annual report on Form 10-K of Duke Realty Corporation and Duke Realty Limited Partnership for the year ended December 31, 2021, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitute or substitutes may do or cause to be done by virtue hereof.

Dated: February 18, 2022

/s/ David P. Stockert
David P. Stockert

EXHIBIT 24.1

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints James B. Connor, Mark A. Denien, and Ann C. Dee, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the combined annual report on Form 10-K of Duke Realty Corporation and Duke Realty Limited Partnership for the year ended December 31, 2021, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitute or substitutes may do or cause to be done by virtue hereof.

Dated: February 18, 2022

/s/ Chris T. Sultemeier
Chris T. Sultemeier

EXHIBIT 24.1

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints James B. Connor, Mark A. Denien, and Ann C. Dee, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the combined annual report on Form 10-K of Duke Realty Corporation and Duke Realty Limited Partnership for the year ended December 31, 2021, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitute or substitutes may do or cause to be done by virtue hereof.

Dated: February 18, 2022

/s/ Michael E. Szymanczyk
Michael E. Szymanczyk

EXHIBIT 24.1

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints James B. Connor, Mark A. Denien, and Ann C. Dee, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the combined annual report on Form 10-K of Duke Realty Corporation and Duke Realty Limited Partnership for the year ended December 31, 2021, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitute or substitutes may do or cause to be done by virtue hereof.

Dated: February 18, 2022

/s/ Warren M. Thompson
Warren M. Thompson

EXHIBIT 24.1

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints James B. Connor, Mark A. Denien, and Ann C. Dee, and each of them, her attorneys-in-fact and agents, with full power of substitution and resubstitution for her in any and all capacities, to sign the combined annual report on Form 10-K of Duke Realty Corporation and Duke Realty Limited Partnership for the year ended December 31, 2021, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitute or substitutes may do or cause to be done by virtue hereof.

Dated: February 18, 2022

/s/ Lynn C. Thurber
Lynn C. Thurber